UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 27, 2017

Date of Report (Date of earliest event reported)

SONUS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

SONUS NETWORKS, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 27, 2017, Sonus, Inc., a Delaware corporation (formerly Sonus Networks, Inc. and referred to herein as the “Company”), became a wholly owned subsidiary of Sonus Networks, Inc., a Delaware corporation (formerly Solstice Sapphire Investments, Inc. and referred to herein as “NewCo”), as a result of the merger transactions described in Item 2.01 below (the “Mergers”). The Mergers were effected pursuant to the Agreement and Plan of Merger, dated as of May 23, 2017 (the “Merger Agreement”), by and among the Company, NewCo, Solstice Sapphire, Inc., a Delaware corporation and a wholly owned subsidiary of NewCo (“Solstice Merger Sub”), Green Sapphire Investments LLC, a Delaware limited liability company and a wholly owned subsidiary of NewCo (“Cayman Merger Sub”), Green Sapphire LLC, a Delaware limited liability company and a wholly owned subsidiary of NewCo (“GB Merger Sub”), GENBAND Holdings Company, a Cayman Islands exempted company limited by shares (“GENBAND”), GENBAND Inc., a Delaware corporation (“GB”), and GENBAND II, Inc., a Delaware corporation (“GB II”).  In connection with and at the time of the Sonus Merger (as defined below), the Company was renamed “Sonus, Inc.”

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

Effective October 27, 2017 (the “Closing Date”), the Company and GENBAND, GB and GB II completed the previously announced transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, on the Closing Date, (i) Solstice Merger Sub merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of NewCo (the “Sonus Merger”), (ii) Cayman Merger Sub merged with and into GENBAND, with GENBAND surviving the merger as a wholly owned subsidiary of NewCo (the “GENBAND Merger”), (iii) GB merged with and into GB Merger Sub, with GB Merger Sub surviving the merger as a wholly owned subsidiary of NewCo (the “GB Merger”), and (iv) GB II merged with and into GB Merger Sub, with GB Merger Sub surviving the merger as a wholly owned subsidiary of NewCo (the “GB II Merger”).

At the effective time of the Sonus Merger, each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding (other than shares of Company Common Stock owned by the Company, which were cancelled and ceased to exist) was converted into the right to receive one share of common stock, par value $0.0001 per share, of NewCo (“NewCo Common Stock”). At the effective time of the GENBAND Merger, each share of capital stock or other equity interests of GENBAND issued and outstanding (other than shares of capital stock or other equity interests of GENBAND owned by (i) GENBAND, which were cancelled and ceased to exist, and (ii) GB or GB II, each of which was converted into one share of GENBAND (as the surviving entity of the GENBAND Merger)) was converted into the right to receive a portion of a share of NewCo Common Stock, as described in the Merger Agreement, and such share’s portion of the promissory note issued by NewCo to certain GENBAND shareholders having an aggregate principal amount of $22.5 million that the holder of such GENBAND share is entitled to receive under GENBAND’s Articles of Association.  At the effective time of the GB Merger and the GB II Merger, respectively, each share of GB and GB II common stock issued and outstanding, respectively (other than GB common stock owned by GB and GB II common stock owned by GB II, which were, in each case, cancelled and ceased to exist), was converted into the right to receive a share of NewCo Common Stock multiplied by the exchange ratio described in the Merger Agreement.

In addition, in connection with the consummation of the Mergers, NewCo repaid GENBAND’s long-term debt, including both principal and unpaid interest, to a related party totaling approximately $48 million and repaid GENBAND’s management fees due to a representative of a majority shareholder totaling $10.3 million.

Pursuant to the Merger Agreement, (i) each Company stock option outstanding as of five business days prior to the Closing Date became vested in full as of that date (to the extent not previously vested), and the holders of such Company stock options were permitted to exercise such awards on or prior to the date that was three business days prior to the Closing Date; (ii) to the extent not exercised as of the end of the day three business days prior to the Closing Date, each Company stock option granted under the Sonus Assumed Performance Technologies, Incorporated 2003 Omnibus Incentive Plan, the Sonus 2008 Stock Incentive Plan and the Sonus Assumed Performance Technologies, Incorporated 2012 Stock Incentive Plan (collectively, the “Specified Plans”) was, as of the effective time of the Mergers, assumed by NewCo and converted into an option to purchase that number of shares of NewCo Common Stock equal to the number of shares of Company Common Stock subject to such option immediately prior to the effective time, at an exercise price per share equal to the exercise price per share of such option immediately prior to the effective time, and continues to have, and be subject to, the same terms and conditions (including vesting arrangements and other terms and conditions set forth in the applicable plan and option agreement) as in effect immediately prior to the effective time of the Mergers; (iii) effective as of the end of the day that was three business days prior to the Closing Date, all Company stock options other than Company stock options granted under the Specified Plans were cancelled to the extent not exercised as of such time; (iv) Company restricted stock units (“Company RSUs”) that were vested by their terms as of immediately prior to the effective time of the Mergers (after taking into account any accelerated vesting that occurred by reason of the Mergers) were settled in shares of Company Common Stock, and each Company RSU that was not then vested by its terms (after taking into account any accelerated vesting that occurred by reason of the Mergers) and settled in shares of Company Common Stock was, as of the effective time, assumed by NewCo and converted into a new award of restricted stock units of NewCo covering a number of shares of NewCo Common Stock equal to the total number of shares of Company Common Stock then underlying such Company RSU and continues to have, and be subject to, the same terms and conditions (including the vesting arrangements (and accelerated vesting arrangements) and other terms and conditions set forth in any applicable plan and award agreement) as in effect immediately prior to the effective time of the Mergers; and (v) each share of Company Common Stock issued pursuant to an equity compensation plan of the Company or any of its subsidiaries that was subject to forfeiture or repurchase restrictions that was not vested by its terms (after taking into account any accelerated vesting that occurred by reason of the Mergers) was, as of the effective time, converted into shares of NewCo Common Stock and continues to have, and be subject to, the same terms and conditions (including the forfeiture and repurchase restrictions set forth in any applicable plan and award agreement) as in effect immediately prior to the effective time of the Mergers.  In addition, all shares of Company Common Stock due upon exercise of options granted under the Company’s Amended and Restated 2000 Employee Stock Purchase Plan, as amended, were issued prior to the effective time of the Mergers, and no such options were outstanding as of the effective time.

Immediately following the Mergers, NewCo had approximately 102,575,842 shares of NewCo Common Stock issued and outstanding (which includes approximately 860,426 unvested shares underlying restricted stock grants that are not considered to be outstanding for accounting purposes).  Based on the Company’s closing per share price of $8.14 on the Closing Date, the shares of NewCo Common Stock issued in connection with the Mergers had an aggregate value of approximately $835 million.

The issuance of shares of NewCo Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 (File No. 333-219008) (the “Registration Statement”), filed by NewCo with the Securities and Exchange Commission (the “SEC”) and declared effective on September 22, 2017. The joint proxy statement/prospectus included in the Registration Statement (the “Joint Proxy Statement/Prospectus”), and filed by the Company with the SEC on September 22, 2017, contains additional information about the Mergers. Additional information about the Mergers is also contained in Current Reports on Form 8-K filed by the Company and incorporated by reference into the Joint Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations, warranties, covenants and other terms, provisions and conditions that the parties made to each other as of specific dates. The assertions embodied therein were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their respective terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise.

The information set forth in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Mergers, on the Closing Date, the Company requested that the NASDAQ Global Select Market (“NASDAQ”) suspend trading of the Company Common Stock, remove the Company Common Stock from listing on NASDAQ, and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Company Common Stock and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The shares of Company Common Stock were suspended from trading on NASDAQ prior to the open of trading on October 30, 2017. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company Common Stock and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01                                           Changes in Control of Registrant.

Prior to the consummation of the Mergers, NewCo was a wholly owned subsidiary of the Company. As a result of the Mergers, and upon effectiveness of the Mergers, a change of control of the Company occurred and the Company became a wholly owned subsidiary of NewCo.

The information set forth in the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, each of Raymond P. Dolan, Richard J. Lynch, Matthew W. Bross, Beatriz V. Infante, Howard E. Janzen, Pamela D.A. Reeve, John A. Schofield and Scott E. Schubert resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof, effective at the effective time of the Mergers.

Following the consummation of the Mergers, Daryl Raiford and Rick Marmurek became the sole directors of the Company.

Also in connection with the consummation of the Mergers, all of the executive officers of the Company resigned from their positions, and Daryl Raiford was appointed as president and secretary of the Company and Rick Marmurek was appointed as treasurer of the Company.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, on October 27, 2017, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and amended and restated by-laws are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*

Agreement and Plan of Merger, dated as of May 23, 2017, by and among Sonus Networks, Inc., Solstice Sapphire Investments, Inc., Solstice Sapphire, Inc., Green Sapphire Investments LLC, Green Sapphire LLC, GENBAND Holdings Company, GENBAND Inc. and GENBAND II, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 23, 2017).

3.1	Restated Certificate of Incorporation of the Company
3.2	Amended and Restated By-Laws of the Company

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally a copy of any omitted schedule and/or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017	SONUS, INC.

	By:	/s/ Daryl Raiford
Daryl Raiford
President and Secretary